Exhibit 10.14

Change of Control Agreements in effect as of January 13, 2006

1 Year Agreements

Elmer Arment

Linda Breard

Eric Broderson

John Chamberlain

Bryce Hein

Kevin Honeycutt

John Hukill

Bruce Jones

Don Martella

Barry Massey

Yukio Morikubo

Jonathan Otis

Yves Roumier

Richard Sato

Charles Shannon

David Uvelli

James Vaughan

Roderick Wideman

Christopher Willis

Paul Zuhorski

2 Year Agreements

William C. Britts

Lisa A. Clarke

Jon W. Gacek

3 Year Agreements

Charles H. Stonecipher

Peter H. van Oppen